UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2018

MSG NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34434	27-0624498
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Pennsylvania Plaza, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area (212) 465-6400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2018, MSG Networks Inc. (the “Company”) entered into an employment agreement with each of Andrea Greenberg, the Company’s President and Chief Executive Officer; Bret Richter, the Company’s Chief Financial Officer and Treasurer; Lawrence J. Burian, the Company’s Executive Vice President, General Counsel and Secretary; and Dawn Darino-Gorski, the Company’s Senior Vice President, Controller and Principal Accounting Officer. Each employment agreement is effective as of September 1, 2018 (the “Effective Date”) and replaces the executive officer’s existing employment agreement with the Company.

Employment Agreement with Andrea Greenberg

The employment agreement with Ms. Greenberg provides for an annual base salary of not less than $1,200,000. Ms. Greenberg will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of her annual base salary. Ms. Greenberg will also continue to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Greenberg’s continued employment by the Company. It is expected that Ms. Greenberg will receive annual grants of cash and/or equity long-term incentive awards with an aggregate target value of not less than $3,400,000 as determined by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) in its discretion. Under the agreement, Ms. Greenberg continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to the third anniversary of the Effective Date, Ms. Greenberg’s employment with the Company is terminated (i) by the Company other than for “cause” as defined in the agreement, or (ii) by Ms. Greenberg for “good reason” as defined in the agreement (so long as “cause” does not then exist), then, subject to Ms. Greenberg’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Greenberg to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Greenberg’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Ms. Greenberg including a noncompetition agreement that restricts Ms. Greenberg’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

The description above is qualified in its entirety by reference to Ms. Greenberg’s Employment Agreement, which is attached as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Bret Richter

The employment agreement with Mr. Richter provides for an annual base salary of not less than $750,000. Mr. Richter will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of his annual base salary. Mr. Richter will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Richter will receive annual grants of cash and/or equity long-term incentive awards with an aggregate target value of not less than $1,200,000 as determined by the Compensation Committee in its discretion. Under the agreement, Mr. Richter will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to the third anniversary of the Effective Date, Mr. Richter’s employment with the Company is terminated (i) by the Company other than for “cause” as defined in the agreement, or (ii) by Mr. Richter for “good reason” as defined in the agreement (so long as “cause” does not then exist), then, subject to Mr. Richter’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Richter’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Richter’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Richter to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Richter’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Richter subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Richter’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Mr. Richter including a noncompetition agreement that restricts Mr. Richter’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

The description above is qualified in its entirety by reference to Mr. Richter’s Employment Agreement, which is attached as Exhibit 10.2 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Lawrence J. Burian

The employment agreement with Mr. Burian provides for an annual base salary of not less than $360,000. Mr. Burian will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 150% of his annual base salary. Mr. Burian will also continue to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company. It is expected that Mr. Burian will receive annual grants of cash and/or equity long-term incentive awards with an aggregate target value of not less than $600,000 as determined by the Compensation Committee in its discretion. Under the agreement, Mr. Burian is not eligible to participate in the Company’s benefits program (except as provided in the agreement) while he is employed by The Madison Square Garden Company (“MSG”). If Mr. Burian’s employment with MSG terminates while he remains employed by the Company, then he will be eligible to participate in the Company’s standard benefits program subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to December 31, 2021 (the “Scheduled Expiration Date”), Mr. Burian’s employment with the Company is terminated (i) by the Company other than for “cause” as defined in the agreement, or (ii) by Mr. Burian for “good reason” as defined in the agreement (so long as “cause” does not then exist), then, subject to Mr. Burian’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the preceding paragraph if Mr. Burian’s employment with the Company is terminated without Cause or for Good Reason (other than if Cause then exists) prior to the Scheduled Expiration Date and while Mr. Burian remains employed by MSG.

If Mr. Burian’s employment with MSG is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s employment agreement with MSG) prior to the Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG at the time of such MSG termination. The amount of this increase is the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG (the “MSG Severance”) on such a termination, which amount will instead be paid by MSG to the Company.

Additionally, if Mr. Burian’s employment with the Company is terminated after the Scheduled Expiration Date and after such MSG termination without Cause, for Good Reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG termination.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

The description above is qualified in its entirety by reference to Mr. Burian’s Employment Agreement, which is attached as Exhibit 10.3 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Dawn Darino-Gorski

The employment agreement with Ms. Darino-Gorski provides for an annual base salary of not less than $400,000. Ms. Darino-Gorski will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 40% of her annual base salary. Ms. Darino-Gorski will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Ms. Darino-Gorski will receive annual grants of cash and/or equity long-term incentive awards with an aggregate target value of not less than $410,000 as determined by the Compensation Committee in its discretion.

If, prior to the third anniversary of the Effective Date, Ms. Darino-Gorski’s employment with the Company is terminated (i) by the Company other than for “cause” as defined in the agreement, or (ii) by Ms. Darino-Gorski for “good reason” as defined in the agreement (so long as “cause” does not then exist), then, subject to Ms. Darino-Gorski’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Ms. Darino-Gorski’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.

The employment agreement contains certain covenants by Ms. Darino-Gorski including a noncompetition agreement that restricts Ms. Darino-Gorski’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company; provided that the noncompetition covenant will not apply following a termination of Ms. Darino-Gorski’s employment by the Company other than for cause or by Ms. Darino-Gorski for good reason (so long as “cause” does not then exist) if Ms. Darino-Gorski waives her entitlement to the severance benefits described above.

The description above is qualified in its entirety by reference to Ms. Darino-Gorski’s Employment Agreement, which is attached as Exhibit 10.4 hereto and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement dated as of September 6, 2018, between MSG Networks Inc. and Andrea Greenberg.

10.2	Employment Agreement dated as of September 6, 2018, between MSG Networks Inc. and Bret Richter.

10.3	Employment Agreement dated as of September 6, 2018, between MSG Networks Inc. and Lawrence J. Burian.

10.4	Employment Agreement dated as of September 6, 2018, between MSG Networks Inc. and Dawn Darino-Gorski.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSG NETWORKS INC. (Registrant)

By:	/s/ Lawrence J. Burian
Name:	Lawrence J. Burian
Title:	Executive Vice President, General Counsel & Secretary

Dated: September 7, 2018